   Plowing New Ground  August 2017  CZFSListed: OTC BB / OTC Pink  CITIZENSFINANCIAL SERVICESINCORPORATED

 Forward-Looking Statements  This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the financial condition, results of operations, future performance and business of Citizens Financial Services, Inc. These forward-looking statements are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. To the extent that statements in this presentation do not relate to historical or current facts, they constitute forward-looking statements. Although such statements are based on current estimates and expectations, and currently available competitive, financial, and economic data, forward-looking statements are inherently uncertain. These forward-looking statements are made subject to certain risks, uncertainties and other factors, which could cause actual results to differ materially from those presented. You will find more detailed information regarding these factors in our filings with the U.S. Securities and Exchange Commission, including in the “Risk Factors” section of our 2016 Annual Report on Form 10-K and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2017. Participants are cautioned not to place undue reliance on these forward-looking statements, which speak only to the date such data was presented. Citizens Financial Services, Inc. undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise following this presentation, whether as a result of new information, future developments or otherwise, except as may be required by law.  August 2017  Citizens Financial Services, Inc.  2

 Company Profile

 Company Profile  Headquartered in Mansfield, PAStock Symbol: CZFS (OTC BB / OTC Pink)$1.265 billion in assets at June 30, 2017.Market Capitalization: $183.7 million (7/26/2017)Attractive markets with diverse economic base, which has benefited from Marcellus Shale exploration and drilling activities. New markets have provided additional agricultural and commercial opportunities. Long history of successful operation dating from 1932.26 offices located in Tioga, Bradford, Potter, Clinton, Lebanon, Berks, Schuylkill, Lancaster, and Union Counties of PA and Allegany County, NY.Simple capital structure (no outstanding preferred stock, $21.1 million of goodwill).  August 2017  Citizens Financial Services, Inc.  4

 Investment Merits

 Investment Merits  Geographic Diversification, Which Presents OpportunitiesSuccessful Acquisition of Lending TeamsStrong Long-Term Record of GrowthSteady Record of High ProfitabilityDiversity of Interest Earning AssetsImpressive Shareholder Returns  August 2017  Citizens Financial Services, Inc.  6

 Investment MeritsAttractive Market  August 2017  Citizens Financial Services, Inc.  7  Pending

 Investment MeritsAttractive Market - Favorable Deposit Trends  August 2017  Citizens Financial Services, Inc.  8  Deposit and Deposit Market Share Growth, by County *                    June 30,                       2013    2014    2015    2016    2017    $  %  $  %  $  %  $  %  $  Bradford, PA  329  30.10  338  29.75  342  30.57  341  30.97  360  Tioga, PA  312  44.40  316  44.50  327  44.08  329  44.83  325  Potter, PA  81  31.08  86  31.99  91  32.19  79  29.48  79  Clinton, PA  n/a  n/a  n/a  n/a  7  1.80  11  2.31  15  Lebanon, PA  n/a  n/a  n/a  n/a  n/a  n/a  137  6.43  155  Berks, PA  n/a  n/a  n/a  n/a  n/a  n/a  42  0.28  43  Schuylkill, PA  n/a  n/a  n/a  n/a  n/a  n/a  36  1.75  36  Allegany, NY  28  6.30  27  5.48  30  6.05  32  6.08  35  Lancaster, PA  n/a  n/a  n/a  n/a  n/a  n/a  n/a  n/a  6  * Based on FDIC data as of June 30, 2016. Deposit dollars in millions.

 Investment MeritsAttractive Market - Deposit Composition  August 2017  Citizens Financial Services, Inc.  9

 Investment MeritsStrong Long-Term Record of Growth  August 2017  Citizens Financial Services, Inc.  10    Long-Term Growth Rates            12/31/2011  12/31/2016  CGR*  6/30/2017  Assets ($mm)  $879  $1,223  6.8%  $1,265  Net Loans ($mm)  $481  $791  10.5%  $878  Deposits ($mm)  $734  $1,006  6.5%  $1,051  Stockholders’ Equity ($mm)  $81  $123  8.6%  $127.8  Book Value / Share  $23.16  $35.77  9.1%  $37.55  Net Income ($mm)  $12.8  $12.6  -0.3%  $6.8  EPS (2017 annualized)  $3.87  $3.60  -1.4%  $3.90  Stock Price  $33.84  $51.00  8.5%  $53.50  * Annual compound growth rate

 Investment MeritsStrong Long-Term Record of Growth  August 2017  Citizens Financial Services, Inc.  11    2017 is annualized

 Investment MeritsSteady Record of High Profitability  August 2017  Citizens Financial Services, Inc.  12    Average Annual Return:    ROE  12.1%    ROA  1.3%

 Investment MeritsSteady Record of High Profitability  August 2017  Citizens Financial Services, Inc.  13    2017 is annualized* Peer group is banks with assets between $1 billion and $3 billion. Source: March 31, 2017 and December 31, 2016 Federal Reserve Bank Holding Company Performance Report.

 Investment MeritsSteady Record of High Profitability  August 2017  Citizens Financial Services, Inc.  14    2017 is annualized* Peer group is banks with assets between $1 billion and $3 billion. Source: March 31, 2017 and December 31, 2016 Federal Reserve Bank Holding Company Performance Report.

 Investment MeritsSteady Record of High Profitability  August 2017  Citizens Financial Services, Inc.  15    * Based on FDIC March 31, 2017 Uniform Bank Performance Report

 Investment MeritsSteady Record of High Profitability  August 2017  Citizens Financial Services, Inc.  16

 Investment MeritsDiversity of Interest Earning Assets  August 2017  Citizens Financial Services, Inc.  17

 Investment MeritsDiversity of Interest Earning Assets  August 2017  Citizens Financial Services, Inc.  18

 Investment MeritsDiversity of Interest Earning Assets  August 2017  Citizens Financial Services, Inc.  19

 Investment MeritsSolid Asset Quality  August 2017  Citizens Financial Services, Inc.  20

 Investment MeritsSolid Asset Quality  August 2017  Citizens Financial Services, Inc.  21    * Based on FDIC March 31, 2017 Uniform Bank Performance Report

 Investment MeritsSolid Asset Quality  August 2017  Citizens Financial Services, Inc.  22    * Based on FDIC March 31, 2017 Uniform Bank Performance Report

 Investment MeritsImpressive Shareholder Returns  August 2017  Citizens Financial Services, Inc.  23    Period Ending                  Index  12/31/09  12/31/10  12/31/11  12/31/12  12/31/13  12/31/14  12/31/15  12/31/16  CZFS  $ 100.00  $ 150.76  $ 146.47  $ 191.70  $ 259.14   $ 270.70  $ 256.14  $ 289.37  S&P 500  100.00  115.06  117.49  136.30  180.44  205.14  207.98  232.85  SNL Mid-Atlantic Bank  100.00  116.66  87.64  117.40  158.25  172.41  178.88  227.36  SNL Bank $1B-$5B  100.00  113.35  103.38  127.47  185.36  193.81  216.95  312.12  SNL Bank $500M-$1B  100.00  109.16  96.03  123.12  159.65  175.15  197.69  266.93

 Investment MeritsImpressive Shareholder Returns  August 2017  Citizens Financial Services, Inc.  24

 Investment MeritsImpressive Shareholder Returns  August 2017  Citizens Financial Services, Inc.  25

 Summary  Successful and profitable franchise in attractive markets.Fundamentals remain strong, with favorable comparison to peers.For the ninth consecutive year, Citizens Financial Services has been named as one of the top 200 community banks in the country by US Banker Magazine based upon our three-year average return on equity, including #1 once in this nine year span. In our first year of eligibility, First Citizens Community Bank has been named by S&P Global Market Intelligence as one of the 100 best performing community banks with assets between $1 billion and $10 billion. First Citizens Community Bank has been ranked #1 by the FFIEC in both small business and ag lending in Tioga, Bradford and Potter Counties. Emphasis is on remaining an independent community bank, providing outstanding customer service, and above market shareholder returns. With experienced management team and strong capital position, positioned for disciplined organic growth and accretive opportunities through acquisition.  August 2017  Citizens Financial Services, Inc.  26

Citizens Financial Services, Inc.
15 South Main Street
Mansfield, PA 16933
570-662-2121
800-326-9486
www.firstcitizensbank.com

First Citizens Community Bank locations: Mansfield – Mansfield WalMart – Blossburg – Wellsboro – Millerton – Troy – Gillett – Canton – Towanda – Sayre Lockhart – Sayre Elmira Street – LeRaysville – Rome – Ulysses – Genesee – Mill Hall – Winfield – Fredericksburg – Lebanon Sunset – Lebanon Isabel Drive – Lebanon Valley Mall – Mt Aetna – Mount Joy – Schuylkill Haven - Friedensburg – Wellsville, NY